
SAGINAW
SAGINAW

RAND LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Year End FY2015
Earnings Conference Call
June 11, 2015
8:30 a.m. ET

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of an economic downturn in certain of our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 11, 2015.

Today's Hosts



- **Ed Levy**

  President and CEO of Rand Logistics

- **Mark Hiltwein**

  Chief Financial Officer

- **Scott Bravener**

  President of Lower Lakes Towing

- **Joe McHugh**

  Retiring Chief Financial Officer

Business Environment and Operational Overview



- **FY 2015 Results Overcame Challenging Start due to Extreme Ice and Weather Conditions**
  - Adjusted EBITDA of $33.7 million, up 3.5% (+6.1% constant currency)
  - Devaluation of Canadian currency negatively impacted Adjusted EBITDA by $0.9 million
- **Marine Freight Revenue per Sailing Days Rose to Record Level**
  - Tonnage carried increased by 22.2 million tons or 0.4%
  - Vessel operating expenses per Sailing Day declined 3.5%
- **All Expiring Contracts Successfully Renewed**
- **Decline in Total Sailing Days of 1.4% to 4,106 Offset by Price Increases, More Favorable Commodity Mix and Higher Water Levels**

FY 2015 HIGHLIGHTS:	
Tonnage hauled:	+ 0.4%
Salt tonnage :	+29%
Iron ore tonnage:	+26%
Aggregates tonnage:	-10%
Freight and Related Revenue:	+0.8%
Sailing Days:	-1.4% / 60 days
Vessels Operated:	15
Fleet Utilization:	99.5%
Vessel operating costs/day:	-3.5%
Vessel margin/day :	$11,430
Adjusted EBITDA*	+6.1%

* Assuming constant currency

Business Environment and Operational Overview



- **Continued Improvements in Operating Reliability of Fleet**
  - Out of service just 30 days or 0.7% of Sailing Days
  - Lost time due to mechanical delays decreased by 3.7%
  - Overall Delay Days 10.6% of total Sailing Days compared to 11.3% in FY 2104
- **Customer Nominations and New Business in 2015 Sailing Season to Drive Increase in Tons Hauled**
- **Demand Trends Steady Throughout our Commodity Mix**
- **April and May 2015 Performance Much Improved Over 2014 Sailing Season**
  - April 2015 Sailing Days of 318 compared to 223 in 2014
  - April 2015 Delay Days 12.9% of total Sailing Days versus 30% in April 2014
  - Preliminary May revenues encouraging

RAND LOGISTICS, INC.

Detailed FY 2015 Financial Results



- Freight and other related revenue increased 0.8% to $129.1 million vs. 128.1 million in FY 2014.
  - Up 4.3% or $5.5 million on a constant currency basis
  - Tons of 22 million relatively constant year over year; 1.6 million ton reduction due to April 2014 weather
  - Sailing Days down 60 or 1.4% resulting from April weather related delays
- Total revenue declined $2.8 million or 1.8%
  - Decline in the value of the Canadian dollar
  - Reduction in fuel surcharges impacted by lower fuel costs
  - Offset by price increases, commodity mix improvements, higher water levels and higher percentage of time in revenue loaded condition
- Vessel operating expenses decreased by approximately $5.0 million or 4.8%
  - Reduction in fuel expense
  - Decline in the value of the Canadian dollar
  - Improvements in vessel operating metrics
- Vessel margin per Sailing Day after winter work increased 10% to $11,430
- Adjusted EBITDA up 3.5% to $33.7 million vs. $32.6 million in FY 2014
  - On a constant currency basis Adjusted EBITDA was up $2.0 million, 6.1% higher than prior year
  - April 2014 EBITDA was $2.6 million lower than April 2013 due to adverse weather
  - Q4 fiscal 2015 vessel margin $2.3 million lower compared to prior year quarter due to adverse weather
  - $ 700K buyout of the company's workers compensation program, to save $500K annually

Summary Historical Financial Results





Freight & Related Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repairs & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
FY2009
$27,266
$16,583
$3,222
$1,640
FY2010
$27,087
$15,763
$2,934
$1,692
FY2011
$27,092
$16,988
$2,963
$1,635
FY2012
$28,922
$15,692
$2,963
$1,929
FY2013
$30,035
$17,209
$3,436
$2,129
FY2014
$30,760
$18,322
$2,919
$1,726
FY2015
$31,443
$18,439
$3,233
$1,574

Sailing Days	3,148	3,143	3,338	3,721	3,922	4,166	4,106
# of Vessels	12	12	12	14	16	15	15

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND
LOGISTICS, INC.

Business Environment and Operational Overview



Great Lakes Dry-Bulk Cargo Carriage – December YTD
(net tons in thousands)


Iron Ore
60,000
59,000
58,000
57,000
56,000
55,000
54,000
58,303
58,914
1.2%
59,600
2013
YTD 5-Yr Average
2014


Limestone
28,000
27,000
26,000
25,000
24,000
23,000
22,000
27,606
27,696
-2.1%
27,113
2013
YTD 5-Yr Average
2014


Coal
28,000
27,000
26,000
25,000
24,000
23,000
22,000
24,634
27,395
-10.6%
24,496
2013
YTD 5-Yr Average
2014

Rand total tonnage for FY2015 increased by 0.4% year-over-year, excluding outside voyage charter.

Rand Tonnage By Cargo



FY2014


Other
4.0%
Grain
11.2%
Salt
9.6%
Ore
11.9%
Coal
12.8%
Aggregates
50.5%

Other Breakout			
Slag	Pet Coke	Oxide	Coke
1.9%	0.9%	0.6%	0.6%

FY2015


Other
5.1%
Grain
10.4%
Salt
12.4%
Ore
14.9%
Coal
12.0%
Aggregates
45.2%

Other Breakout				
Slag	Pet Coke	Oxide	Coke	Potash
1.1%	1.7%	1.1%	0.8%	0.4%

Key Metrics



FY2015 vs. FY2014

Sailing Days


4,500
4,000
3,500
3,000
2,500
4,166
4,106
-1.4%
FY2014
FY2015

Freight & Related Revenue per Day


32,000
30,000
28,000
30,760
31,443
2.2%
FY2014
FY2015

Delay Days


500
450
400
350
300
250
470
434
-7.7%
FY2014
FY2015

- Our vessel utilization decreased from 101% for FY2014 to 99.5% for FY2015 of the theoretical maximum of 4,125 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, decreased from 11.3% for FY2014 to 10.6% for FY2015.

RAND LOGISTICS, INC.

Financial Overview



	FY2015	FY2014
Sailing Days	4,106	4,166
Freight & Related Revenue/Sailing Day	$31,443	$30,760
(Vessel Operating Expenses less Fuel and Other Surcharges Revenue)/Sailing Day	$18,439	$18,322
Repairs and Maintenance Expenses/Sailing Day	$1,574	$1,726
G&A (in millions)	$13.3	$12.2
Average F/X Rate	$0.88 USD per CAD	$0.950 USD per CAD

RAND LOGISTICS, INC.

Financial Overview





Adjusted EBITDA Bridge
FY2015 vs. FY2014
(U.S. Dollars In Millions)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$32.6
$5.9
$0.3
($2.5)
($1.7)
($0.8)
$33.7
FY2014 Actual
May '14 to Mar. '15 Vessel Margin
WW/Layup/Fitout
April Vessel Margin
Admin.
FX
FY2015 Actual

RAND LOGISTICS, INC.

Trailing Adjusted EBITDA





$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Adjusted EBITDA *
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
FY14 Q3
FY14 Q4
FY15 Q1
FY15 Q2
FY15 Q3
FY15 Q4
Trailing Four Quarters Adjusted EBITDA

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Non-GAAP Financial Measure/Financial Tables
(U.S. Dollars 000's except per day statistics)



FY2015 - Mar 2015 YTD

	FY2015 Actual	FY2014 Actual	Increase/(Decrease)		FX Impact (Unfavorable)/Favorable	Constant Currency Increase/(Decrease)	
			Change $	Change %	Change $	Change $	Change %
Average Fx Rate	0.880	0.950					
Sailing Days	4,106	4,166	(60)	-1.4%			
Financial Highlights (US$ '000s)							
Freight and Related Revenue	$129,107	$128,145	$962	0.8%	($4,518)	$5,480	4.3%
Fuel and Other Surcharges	$22,110	$26,475	($4,365)	-16.5%	($1,020)	($3,345)	-12.6%
Total Revenue	$152,960	$155,804	($2,844)	-1.8%	($5,710)	$2,866	1.8%
Vessel Operating Expenses	$97,821	$102,804	($4,983)	-4.8%	($3,707)	($1,276)	-1.2%
Vessel Margin	$46,933	$44,625	$2,308	5.2%	($1,404)	$3,712	8.3%
General & Admin Expense	$13,275	$12,159	$1,116	9.2%	($556)	$1,672	13.8%
Loss on foreign exchange	$873	$68	$805	NM	($42)	$847	NM
Adjusted EBITDA	$33,690	$32,564	$1,126	3.5%	($848)	$1,974	6.1%
Per Day Statistics							
Marine Freight Revenue/Day	$31,443	$30,760	$683	2.2%	($1,101)	$1,784	5.8%
Total Revenue/Day	$37,253	$37,399	($146)	-0.4%	($1,391)	$1,245	3.3%
Vessel Operating Expenses/Day	$23,824	$24,677	($853)	-3.5%	($902)	$49	0.2%
Vessel Margin/Day	$11,430	$10,712	$718	6.7%	($342)	$1,060	9.9%

Non-GAAP Reconciliation (US$ '000s)		
Vessel margin	$46,933	$44,625
Outside Voyage Charter (net)	$32	$98
General & Admin Expense	$13,275	$12,159
Adjusted EBITDA	$33,690	$32,564
Loss on foreign exchange	$873	$68
Loss on termination of vessel lease	$2,660	$0
Depreciation, Amortization of Drydock & Intangibles	$22,833	$21,547
Operating Income	$7,324	$10,949

Note:

1. The constant currency information presented is calculated by translating current period results using prior period foreign currency exchange rates.

2. Our results for FY2015 reflect the effects of the harshest winter experienced on the Great Lakes in approximately thirty years and the resultant late start of the 2014 sailing season. Adjusted EBITDA was $3.0 million lower in April 2014 than in April 2013.

3. NM - Not Meaningful

RAND LOGISTICS, INC.

Fiscal Year 2016 Insights and Outlook



- **2015 Sailing Season off to a Solid Start**
- **G&A Expenses Anticipated to be $12.8 million**
- **Cash Interest Expense Projected to be Approximately $11.5 million**
- **Refinancing of Senior Secured Debt Facility to Enhance Liquidity and Reduce Cash Interest Expense to Blended 6.8% Rate**
- **Goal to Drive Return on Invested Capital in Part by Increasing Vessel Margin Per Sailing Day before Currency Changes by 5 to7% per Annum**
  - Capitalize on IT investments to identify and improve standards
  - Formalize ROIC parameters for contracts and pricing
  - Continue to improve reliability and operating efficiency metrics
  - Rationalize and right size cost structure
  - Leverage self sufficiency of capital, winter work and dry dock
  - Introduce newest vessel in Q4 of 2015
- **Leverage Market Position to Drive Value**